EXHIBIT *(10.31)

                                PLEDGE AGREEMENT


         This Pledge Agreement ("Pledge Agreement") is made by IGEN, INC. ("Pledgor") and delivered to FLEET CAPITAL CORPORATION ("Lender") and is given and is intended to provide additional security for all Obligations under a certain Loan and Security Agreement (as it may from time to time be supplemented, amended or replaced, the "Loan Agreement") dated October 29, 1999 among IGI, INC.; IGEN, INC.; IMMUNOGENETICS, INC.; and BLOOD CELLS, INC. (collectively, "Borrowers") and Lender. All capitalized terms not otherwise defined herein shall have the respective meanings ascribed thereto in the Loan Agreement.

         Pledgor, intending to be legally bound hereby, and for other good and sufficient consideration, the receipt of which is hereby acknowledged, does hereby assign, pledge, hypothecate, deliver and set over to Lender, its successors and assigns, for the ratable benefit of the Lenders under the Loan Agreement, the property described in the Schedule of Collateral attached hereto and made part hereof, including all additions, exchanges, replacements and substitutions therefor, dividends and distributions with respect thereto, interest thereon and the proceeds thereof, (collectively, the "Collateral") and Pledgor hereby grants to Lender a continuing lien and security interest in the Collateral as collateral security for the payment and performance of all of the Obligations of all Borrowers under the Loan Agreement.

         (1) Pledgor hereby represents and warrants that:

            (a) Except as pledged herein, Pledgor has not sold, assigned, transferred, pledged or granted any option or security interest in or otherwise hypothecated the Collateral in any manner whatsoever and the Collateral is pledged herewith free and clear of any and all liens, security interests, encumbrances, claims, pledges, restrictions, legends, and options (except for any security interests or liens granted to American Capital under the Subordinated Debt Documents, which security interests and liens are subordinate to those of Lender);

             (b) Pledgor has the full power and authority to execute, deliver, and perform under this Pledge Agreement and to pledge the Collateral hereunder;

             (c) This Pledge Agreement constitutes the valid and binding obligation of Pledgor, enforceable in accordance with its terms, and the pledge of the Collateral referred to herein is not in violation of and shall create any default under any agreement, undertaking or obligation of Pledgor;

             (d) The Collateral has been duly and validly authorized and/or issued by the issuer thereof and such Collateral is fully paid for and non-assessable, and none of the Collateral is subject to any setoffs, defenses, offsets, deductions or counterclaims of any kind;

             (e) Any capital stock or other equity interests of any Person being pledged by Pledgor hereunder is one hundred percent (100%) of the issued and outstanding stock or other equity interests of such Person that is owned by the Pledgor; and

             (f) Pledgor is, contemporaneously with the execution hereof, delivering to Lender all certificates or instruments representing or evidencing the Collateral, accompanied by duly executed instruments of transfer or assignments in blank, to be held by Lender in accordance with the terms hereof.

         (2) The pledge described herein shall continue in effect to secure all Obligations from time to time incurred or arising unless and until all Obligations have been indefeasibly paid and satisfied in full and any commitment of Lender in connection therewith has been terminated.

         (3) If an Event of Default occurs and is continuing under the Loan Agreement, then Lender may, at its sole option, exercise from time to time with respect to the Collateral any and/or all rights and remedies available to it hereunder, under the Uniform Commercial Code, or otherwise available to it, at law or in equity, including without limitation the right to dispose of the Collateral at public or private sale(s) or other proceedings, and Pledgor agrees that, if permitted by law, Lender or its nominee may become the purchaser at any such sale(s).

         (4)(a) In addition to all other rights granted to Lender herein or otherwise available at law or in equity, Lender shall have the following rights, as they may be applicable to the Collateral, each of which may be exercised at Lender's sole discretion (but without any obligation to do so), at any time following the occurrence and during the continuance of an Event of Default under the Loan Agreement, without further consent of Pledgor: (i) to transfer the whole or any part of the Collateral into the name of itself or its nominee or to conduct a sale of the Collateral pursuant to the Uniform Commercial Code as enacted in Pennsylvania or pursuant to any other applicable law; (ii) to vote the Collateral; (iii) to notify the persons obligated on any of the Collateral to make payment to Lender of any amounts due or to become due thereon; and (iv) to release, surrender or exchange any of the Collateral at any time, or to compromise any dispute with respect to the same. Lender may proceed against the Collateral, or any other collateral securing the Obligations, in any order, and against Pledgor and any other obligors, jointly and/or severally, in any order to satisfy the Obligations. Pledgor waives and releases any right to require Lender to first collect any of the Obligations secured hereby from any other collateral of Pledgor or any other party securing the Obligations under any theory of marshalling of assets, or otherwise. All rights and remedies of Lender are cumulative, not alternative.

            (b) Pledgor hereby appoints Lender its attorney-in-fact to arrange, at Lender's option, during the continuance of any Event of Default under the Loan Agreement, (i) to effectuate the transfer of the Collateral on the books of the issuer thereof to the name of Lender or to the name of Lender's nominee, designee or assignee; (ii) to endorse the certificates or instruments representing the Collateral, or to execute separate instruments of transfer and assignment, in the name of Pledgor for transfer to a third party; (ii) to endorse and collect checks payable to Pledgor


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
representing distributions or other payments on the Collateral, and (iii) to carry out the terms and provisions hereof.

         (5) The proceeds of any Collateral received by Lender at any time after the occurrence and during the continuance of an Event of Default under the Loan Agreement, whether from the sale of Collateral or otherwise, may be applied to or on account of the Obligations and in such order as Lender may elect. In addition, Lender may, in its discretion, apply any such proceeds to or on account of the payment of all reasonable costs and expenses (including attorneys' fees and legal expenses) which may be incurred by Lender in the enforcement, protection, preservation or defense of Lender's rights hereunder, including without limitation the custody, preservation, use, operation, preparation for sale or sale of the Collateral.

         (6) Pledgor recognizes that Lender may be unable to effect, or may effect only after such delay which would adversely affect the value that might be realized from the Collateral, a public sale of all or part of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor agrees that any such private sale may be at prices and on terms less favorable to Lender or the seller than if sold at public sales, and therefore recognizes and confirms that such private sales shall not be deemed to have been made in a commercially unreasonable manner solely because they were made privately. Pledgor agrees that Lender has no obligation to delay the sale of any such securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act of 1933, as amended.

         (7) In the event that any stock dividend, reclassification, readjustment or other change is made or declared in the capital structure of, or Pledgor acquires or in any other manner receives additional shares of stock in, any corporation described in the attached Schedule of Collateral, or any option included within the Collateral is exercised, or both, all new, substituted and additional shares, or other securities, issued by reason of any such change or exercise shall be delivered to and held by Lender under the terms hereof in the same manner as the Collateral originally pledged hereunder.

         (8) So long as no Event of Default has occurred and is continuing under the Loan Agreement, and, until Lender notifies Pledgor in writing of the exercise of its rights hereunder, Pledgor shall retain the sole right to vote the Collateral and exercise all rights of ownership with respect to all corporate questions for all purposes not inconsistent with the terms hereof.

         (9) Lender shall have no obligation to take any steps to preserve, protect or defend the rights of Pledgor or Lender in the Collateral against other parties. Lender shall have no obligation to sell or otherwise deal with the Collateral at any time for any reason, whether or not upon request of Pledgor, and whether or not the value of the Collateral, in the opinion of Lender or Pledgor, is more or less than the aggregate amount of the Obligations secured hereby, and any such refusal or inaction by Lender shall not be deemed a breach of any duty which Lender may


                                       3-
have under law to preserve the Collateral. Unless expressly set forth herein, no duty, obligation or responsibility of any kind is intended to be delegated to or assumed by Lender at any time with respect to the Collateral.

         (10) To the extent Lender is required by law to give Pledgor prior notice of any public or private sale, or other disposition of the Collateral, Pledgor agrees that ten (10) days' prior written notice to Pledgor shall be a commercially reasonable and sufficient notice of such sale or other intended disposition. Pledgor further recognizes and agrees that if the Collateral, or a portion thereof, threatens to decline speedily in value or is of a type customarily sold on a recognized market, Pledgor shall not be entitled to any prior notice of sale or other intended disposition.

         (11) Pledgor shall indemnify, defend and hold harmless Lender from and against any and all claims, losses and liabilities resulting from any breach by Pledgor of Pledgor's representations and covenants under this Pledge Agreement, other than to the extent such arise from Lender's own gross negligence of willful misconduct.

         (12) Pledgor hereby waives notice of (a) acceptance of this Pledge Agreement, (b) the existence and incurrence from time to time of any Obligations under the Loan Agreement, (c) the existence of any Event of Default, the making of demand, or the taking of any action by Lender under the Loan Agreement, and
(d) demand and default hereunder.

         (13) Pledgor hereby consents and agrees that Lender may at any time or from time to time in its sole discretion (a) settle, compromise or grant releases for any Obligations and/or any person or persons liable for payment of any Obligations, (b) exchange, release, surrender, sell, subordinate or compromise any collateral of any party now or hereafter securing any of the Obligations and (c) apply any and all payments received from any source by Lender at any time against the Obligations in any order as Lender may determine; all of the foregoing in such manner and upon such terms as Lender may determine and without notice to or further consent from Pledgor and without impairing or modifying the terms and conditions of this Pledge Agreement which shall remain in full force and effect.

         (14) This Pledge Agreement shall remain in full force and effect and shall not be limited, impaired or otherwise affected in any way by reason of (a) any delay in making demand on Borrowers or Pledgor for or delay in enforcing or failure to enforce, performance or payment of Borrowers' or Pledgor's obligations, of (b) any failure, neglect or omission on Lender's part to perfect any lien upon, protect, exercise rights against, or realize on, any property of Borrowers, Pledgor or any other party securing the Obligations.

         (15) Pledgor covenants and agrees that Pledgor shall not, without the prior written consent of Lender, sell, encumber or grant any lien, security interest or option on or with respect to any of the Collateral.


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         (16) Any failure of or delay by Lender to exercise any right or remedy hereunder shall not be construed as a waiver of the right to exercise the same or any other right or remedy at any other time.

         (17) This Pledge Agreement constitutes the entire agreement between the parties hereto regarding the subject matter hereof and may be modified only by a written instrument signed by the party or parties against whom any change is sought to be enforced.

         (18) This Pledge Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, and the provisions hereof shall be deemed severable in the event of the invalidity of any provision. PLEDGOR AND LENDER EACH IRREVOCABLY WAIVE ANY AND ALL RIGHT TO A JURY TRIAL IN ANY ACTION, PROCEEDING OR CONTROVERSY ARISING FROM OR RELATING TO THIS PLEDGE AGREEMENT.

         (19) All communications which Lender may provide to Pledgor herein shall be sent to Pledgor at its respective address set forth below.

         (20) This Pledge Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and assigns.


                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]


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         This Pledge Agreement is executed this 29th day of October, 1999.


                               IGEN, INC.


                               BY: /s/ MANFRED HANUSCHEK
                                   ---------------------------------------
                                   Name: MANFRED HANUSCHEK
                                   Title: CFO


                               Attest: /s/ LINDA HANSON
                                       -----------------------------------


                               Address: IGEN, Inc.
                                        Wheat Road and Lincoln Avenue
                                        Buena, NJ 08310
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                                     S - 1

                             SCHEDULE OF COLLATERAL


         The following Collateral is hereby pledged by Pledgor to Lender pursuant to the Pledge Agreement to which this Schedule is attached:

CAPITAL STOCK AND EQUITY INTERESTS

                                                                                 % of Shares
                                                  Class            Number        Outstanding
Issuer                 Certificate(s) No.        of Stock        of Shares        of Issuer
------                 ------------------        --------        ---------       -----------





PROMISSORY NOTES AND DEBT INSTRUMENTS


Issuer                       Date of Issuance                   Principal Amount
------                       ----------------                   ----------------